Effective Tax Rate	3 Months Ended
Jun. 30, 2018
Effective Tax Rate [Abstract]
Disclosure of effective tax rate [text block]

Effective Tax Rate

2018 to 2017 Three Months Comparison

Income tax expense in the current quarter was € 310 million (second quarter of 2017: € 357 million). The effective tax rate of 44 % was mainly impacted by non-tax deductible expenses. The prior year’s quarter effective tax rate was 43%.

2018 to 2017 Six Months Comparison

Income tax expense in the first half of 2018 was € 622 million (first half of 2017: € 660 million). The effective tax rate of 54% (first half of 2017: 39%) was mainly impacted by non-tax deductible expenses and tax effects related to share based payments.